SECURITIES AND EXCHANGE COMMISSION
                     WASHINGTON, D.C.  20549

                             FORM 8-K

                          CURRENT REPORT




Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


                 Date of Report  - March 9, 1998
                 -------------------------------
                (Date of Earliest Event Reported)



                      Carpenter Technology Corporation
    -------------------------------------------------------------
      (Exact Name of Registrant as specified in its charter)



      Delaware                     1-5828                   23-0458500
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(State of Incorporation)     (Commission File No.)    (IRS Employer I.D. No.)


        101 West Bern Street, Reading Pennsylvania, 19601
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             (Address of principal executive offices)


Registrant's telephone number, including area code:   (610) 208-2000

The Exhibit Index is located on Page 4 of 5



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Item 5.   Other Events.
          ------------

     On March 9, 1998, the Registrant announced a public offering of 3,162,500 shares of its common stock at $48.0625 per share. All of the shares are being sold by the Registrant and net proceeds from the sale will be used to repay debt incurred to finance the acquisition of Talley Industries, Inc. The acquisition of Talley was completed on February 19, 1998.

     The underwriting group is managed by J. P. Morgan & Co.; Credit Suisse First Boston; Bear, Stearns & Co. Inc.; and Paine Webber Incorporated.


Item 7.   Financial Statements and Exhibits.
          ---------------------------------

     (a) and (b)  None.

      c Exhibits:

          Item 99.  Press Release dated March 9, 1998.









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                            SIGNATURES
                            ----------

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



Date: March 16, 1998                   CARPENTER TECHNOLOGY
                                       CORPORATION   (Registrant)



                                       By:   s/John R. Welty
                                           -----------------------------
                                           John R. Welty
                                           Vice President
                                           General Counsel and Secretary




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